UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2010

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2010, Ramco-Gershenson Properties Trust (the “Company”) entered into an employment agreement (the “Agreement”) with Gregory R. Andrews.   In that connection, Mr. Andrews will be appointed to serve as the Company’s Chief Financial Officer (“CFO”) effective on or before March 31, 2010.  Mr. Andrews has over 20 years of real estate experience and has previously held CFO and executive management positions with another publicly traded REIT and a well-know investment advisory firm.  Mr. Andrews was also a Vice President in the commercial real estate group at Bank of America.

The Agreement provides for an initial term from March 1, 2010 until December 31, 2013.  The Agreement will be extended automatically for successive one-year periods thereafter unless the Company or Mr. Andrews gives written notice to the other to allow the Agreement to expire.  Mr. Andrews will be paid an annual base salary of $360,000.  Mr. Andrews has been granted nonqualified stock options to purchase 75,000 shares of beneficial interest of the Company.  In addition, the Company will grant Mr. Andrews 20,000 restricted shares of beneficial interest of the Company.  Both grants will vest in three equal annual installments on the first three anniversaries of the grants.

The agreement also provides that for Mr. Andrews will be entitled to participate in any short term and long term incentive plans generally available to executive officers of the Company. Mr. Andrews has been entitled to participate with other executive officers in any of the Company’s employee fringe benefit plans and he will be reimbursed for certain relocation expenses.  In addition, the Agreement provides for certain benefits upon termination of Mr. Andrews’ employment under certain circumstances, including a change of control of the Company, as defined in the Agreement.

The forgoing does not constitute a complete summary of the terms of the Agreement and reference is made to the complete form of the Agreement that is attached as Exhibit 10.1 to this report and hereby incorporated by reference herein.

In a press release dated February 17, 2010, the Company announced the hiring of Mr. Andrews.  The full text of the press release is attached hereto as Exhibit 99.1 to this report and is hereby incorporated by reference herein

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

	10.1	Employment Letter, dated February 16, 2010, between Ramco-Gershenson Properties Trust and Gregory R. Andrews.”

	99.1	Press Release dated February 17, 2010 entitled “Ramco-Gershenson Announces Appointment of Gregory R. Andrews as New Chief Financial Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	February 18, 2010	By: /s/ Dennis Gershenson
Dennis Gershenson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Letter, dated February 16, 2010, between Ramco-Gershenson Properties Trust and Gregory R. Andrews.”

99.1	Press Release dated February 17, 2010 entitled “Ramco-Gershenson Announces Appointment of Gregory R. Andrews as New Chief Financial Officer.”

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